UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest reported): May 6, 2003

                       Commission file number: 0000796655

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                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                 13-3054685
    (State or other jurisdiction of         (IRS Employer Identification Number)
     Incorporation or Organization)

 801 Mahler Rd, Suite G, Burlingame, CA                    94010
(Address of principal executive offices)                 (Zip Code)

                                 (650) 692-0240
              (Registrant's Telephone Number, including area code)

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ITEM 5. Other Events and Regulation FD Disclosure

      We anticipate that current cash resources will be sufficient to fund our operations into June 2003 at our current rate of spending.

      We intend to submit during 2003 a listing application to be listed on the Bulletin Board Exchange ("BBX"). Pursuant to the BBX website, "the BBX will be a new listed market for small companies that will eventually replace the OTC Bulletin Board (OTCBB)".

                                   SIGNATURES

      In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTs software inc.


Date: May 6, 2003                   By: /s/ Francis K. Ruotolo
                                        ---------------------------
                                        Francis K. Ruotolo, Chairman
                                        and Chief Executive Officer